UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22491

Legg Mason BW Global Income Opportunities Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2012

Annual Report

Legg Mason

BW Global Income Opportunities Fund Inc.
(BWG)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason BW Global Income Opportunities Fund Inc.

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	5

Schedule of investments	6

Statement of assets and liabilities	14

Statement of operations	15

Statement of changes in net assets	16

Statement of cash flows	17

Financial highlights	18

Notes to financial statements	19

Report of independent registered public accounting firm	30

Additional information	31

Annual chief executive officer and principal financial officer certifications	37

Other shareholder communications regarding accounting matters	38

Dividend reinvestment plan	39

Important tax information	41

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Global Income Opportunities Fund Inc. for the period from the Fund’s commencement of operations on March 28, 2012 through October 31, 2012 (the “reporting period”). Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 30, 2012

Legg Mason BW Global Income Opportunities Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the period from the Fund’s commencement of operations on March 28, 2012 through October 31, 2012 (the “reporting period”), albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% and 1.3% in the first and second quarters of 2012, respectively. According to the Commerce Department’s second estimate, GDP growth then moved to 2.7% in the third quarter. The increase was partially due to increased private inventory and investment, higher federal government spending and a deceleration in imports.

The U.S. job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.2%. The unemployment rate then moved higher, reaching 8.3%, before falling to 7.8% in September and ending the reporting period at 7.9% in October. However, the recent moderation in unemployment was partially due to people leaving the workforce and an increase in part-time workers.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices continue to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 2.1% on a seasonally adjusted basis in October 2012 versus the previous month and they were 10.9% higher than in October 2011. In addition, the NAR reported that the median existing-home price for all housing types was $178,600 in October 2012, up 11.1% from October 2011. This marked the eighth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 1.4% in October, which represents a 5.4 month supply at the current sales pace. This represents the lowest inventory since February 2006.

The manufacturing sector overcame a soft patch that occurred in the summer of 2012 and improved toward the end of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October.

While the U.S. economy continued to expand during the reporting period, growth generally moderated overseas and, in some cases, fell back into a recession. In its October 2012 World Economic Outlook Update, after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Risks for a serious global slowdown are alarmingly high.” The IMF now projects that global growth will fall from 3.8% in 2011 to 3.3% in 2012. From a regional perspective, the IMF now anticipates 2012 growth will be -0.4% in the Eurozone. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that emerging market growth will fall from approximately 6.2% in 2011 to 5.3% in 2012. In particular, China’s economy is expected to grow 7.8% in 2012, versus 9.2% in 2011. Elsewhere, the IMF projects that growth in India will fall from 6.8% in 2011 to 4.9% in 2012.

IV	Legg Mason BW Global Income Opportunities Fund Inc.

Investment commentary (cont’d)

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In September 2011, prior to the beginning of the reporting period, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, in September the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) lowered interest rates to 0.75% in July 2012, a record low. In September the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June and again in July.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 30, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

i     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii    The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii   The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv   The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide current income as a primary objective. Capital appreciation is a secondary objective. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in global fixed-income securities. These may include, but are not limited to, sovereign debt of developed and emerging market countries, U.S. and non-U.S. corporate debt, mortgage-backed securities (“MBS”) and currency exposure. The Fund may manage its currency exposure through the use of futures, forwards and other derivative instruments, for hedging and investment purposes. The Fund’s specific investments will shift as the Fund rotates among countries, credits and currencies to find the most attractive values over time. Under normal market conditions, no more than 35% of the Fund’s managed assets may be rated below investment grade (commonly known as “high yield” or “junk”) by a nationally recognized statistical rating organization or determined to be of comparable quality; provided however, that the quality of a security will be based on the highest rating it receives. In addition, under normal market conditions, at least 40% of the Fund’s managed assets will be invested in non-U.S. countries or currencies. The Fund may use leverage to enhance current income.

In making investment decisions on behalf of the Fund, we apply a top-down, macro-driven investment process and invest where we believe opportunities exist with respect to interest rate levels and currency valuations. We consider secular trends, political and monetary conditions and business cycle risks when making investment decisions. We also take into account the relative risk and return characteristics of prospective investments when determining how to achieve desired exposures.

Brandywine Global Investment Management, LLC (“Brandywine”), the Fund’s subadviser, is responsible for the day-to-day portfolio management of the Fund. Brandywine uses an active, team-based approach to manage its fixed income portfolios. The investment professionals at Brandywine who are primarily responsible for development of investment strategy, day-to-day portfolio management and oversight and coordination of the Fund are David F. Hoffman, CFA, Stephen S. Smith, Jack P. McIntyre, CFA, Gerhardt (Gary) P. Herbert, CFA, Brian L. Kloss, JD, CFA, Regina Borromeo and Brian R. Hess.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Policy easing from the most systemically important central banks defined the seven-month period since the Fund’s commencement of operations on March 28, 2012 through October 31, 2012. The Federal Reserve Board (“Fed”)i announced open-ended quantitative easing operations. The European Central Bank (“ECB”) presented the sterilized Outright Monetary Transactions (“OMT”) program for backstopping the debt markets of troubled European Union sovereigns. The Bank of Japan added to their asset purchase program as an effort to achieve its new inflation “target.” The People’s Bank of China (PBoC) tweaked a large amount of policy easing levers to stabilize its economy. Select emerging markets reacted to the competitive pressures triggered by these measures with

2	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report

Fund overview (cont’d)

their own actions. The massive amount of additional money supply in the financial system helped to suppress yields in credit and higher-quality sovereign markets, but also ignited a global hunt for yield which pulled interest rates lower in developing markets.

The actions from important central banks not only provided further monetary accommodation, but sent a clear signal to market participants that monetary authorities would steadfastly defend nominal growth and the health of banking systems. That message substantially reduced concerns about a potential break-up of the euro monetary system by means of systemic bank failures and perhaps a knock-on property/banking crisis in China, which in turn increased dispersion in performance among risk assets. With systemic risk abating, investors have become more discriminating in assessing country- and security-specific risks. In this environment, investors targeted higher-yielding sovereign markets where external/systemic factors had previously weighed on prices.

Q. How did we respond to these changing market conditions?

A. The Fund accumulated exposure to higher-yielding but economically and fiscally sound developing markets and credit during the period since the Fund’s commencement of operations. We especially targeted markets where systemic risks had weighed on prices in 2010 and 2011. We believe the black-and-white, “risk-on, risk-off” era of investing, which has existed since 2008, is over. In this environment, country- and security-specific fundamentals will matter more and therefore each bond market needs to be assessed on its own merit.

Performance review

For the period from its commencement of operations on March 28, 2012 through October 31, 2012, Legg Mason BW Global Income Opportunities Fund Inc. returned 14.07% based on its net asset value (“NAV”)ii and 0.80% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Global Aggregate Indexiii, returned 4.04% for the same period. The Lipper Global Income Closed-End Funds Category Averageiv returned 7.63% for the period from March 31, 2012 through October 31, 2012. Please note that Lipper performance returns are based on each fund’s NAV.

During the seven-month period since the Fund’s commencement of operations through October 31, 2012, the Fund made distributions to shareholders totaling $0.71 per share. The performance table shows the Fund’s total return since its commencement of operations based on its NAV and market price as of October 31, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2012

Price Per Share	Total Return* Since Commencement of Operations**
$20.99 (NAV)	14.07%†
$19.43 (Market Price)	0.80%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods may differ, in some cases, substantially.

*          Total returns are based on changes in NAV or market price, respectively.

†           Total return assumes the reinvestment of all distributions, if any, at NAV.

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report	3

‡          Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

**   The Fund commenced operations on March 28, 2012.

Q. What were the leading contributors to performance?

A. The Fund commenced operations in March and changes during the period reflected the manager’s efforts to build exposure in attractive markets. Purchases included U.S. and European investment-grade and high yield credit; the sovereign debts of Mexico, Poland, and South Africa; and non-agency mortgage-backed securities. An overweight to credit also contributed to relative performance — especially exposures in financials and non-agency mortgage-backed securities.

The Fund used currency forward derivatives during the period. These positions benefited the Fund in aggregate, with gains coming primarily from long Mexico exposure, hedging activity in Brazilian real, and long Turkish lira exposure.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund outperformed its benchmark, the Barclays Global Aggregate Index, during the seven-month period since the Fund’s commencement of operations through October 31, 2012 on both a net- and gross-of-fees basis. A stronger yield profile provided the primary contribution to relative performance. Currency decisions offset a portion of that outperformance as higher-yielding currencies declined from multi-months highs after the Fund’s commencement of operations in late March. An out-of-benchmark allocation to high yield debt also provided a significant contribution to relative performance.

Looking for additional information?

The Fund is traded under the symbol “BWG” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XBWGX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Legg Mason BW Global Income Opportunities Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

David F. Hoffman, CFA
Portfolio Manager
Brandywine Global Investment Management, LLC

Stephen S. Smith
Portfolio Manager
Brandywine Global Investment Management, LLC

November 20, 2012

4	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report

Fund overview (cont’d)

RISKS: The Fund is non-diversified and may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value.

All investments are subject to risk, including the risk of loss. Fixed income securities are subject to various risks, including but not limited to, credit, inflation, income, prepayment and interest rate risks. As interest rates increase, the value of fixed income securities decrease. High yield securities are subject to greater liquidity and credit risks (risk of default) than higher-rated securities. International investments involve certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Mortgage-backed securities are subject to additional risks, including prepayment risk, which can limit the potential gains in a declining interest rate environment. The Fund may invest in foreign currencies or currency derivatives which may increase the risk and volatility of the Fund. The Fund may invest in illiquid securities and securities/investments that have a leveraging effect on the portfolio which will increase the risks of the Fund. The Fund’s use of leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of October 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 6 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2012 were: Sovereign Bonds (60.4%), Collateralized Mortgage Obligations (23.7%), Financials (20.6%), Consumer Discretionary (5.9%), and Telecommunication Services (5.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i              The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii           Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iii        The Barclays Global Aggregate Index is an index comprised of several other Barclays indices that measure fixed-income performance of regions around the world.

iv         Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period from March 31, 2012 through October 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of October 31, 2012 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report

Schedule of investments

October 31, 2012

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 60.4%
Brazil — 10.3%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	43,100,000	BRL	$ 22,363,914	(a)
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	44,600,000	BRL	23,182,646	(a)
Total Brazil					45,546,560
Hungary — 8.4%
Hungary Government Bond, Bonds	5.500%	2/12/16	154,600,000	HUF	694,060
Hungary Government Bond, Bonds	6.750%	11/24/17	920,000,000	HUF	4,282,047
Hungary Government Bond, Bonds	7.500%	11/12/20	5,708,400,000	HUF	27,340,565
Hungary Government Bond, Bonds	7.000%	6/24/22	1,072,000,000	HUF	4,941,197
Total Hungary					37,257,869
Ireland — 1.0%
Republic of Ireland	5.000%	10/18/20	3,365,000	EUR	4,463,210
Mexico — 13.6%
Mexican Bonos, Bonds	7.000%	6/19/14	34,580,000	MXN	2,739,246
Mexican Bonos, Bonds	8.500%	5/31/29	372,100,000	MXN	35,330,489	(a)
Mexican Bonos, Bonds	8.500%	11/18/38	230,829,500	MXN	21,906,326	(a)
Total Mexico					59,976,061
Poland — 8.8%
Republic of Poland, Bonds	5.250%	10/25/20	58,290,000	PLN	19,280,148	(a)
Republic of Poland, Bonds	5.750%	9/23/22	57,930,000	PLN	19,889,061	(a)
Total Poland					39,169,209
Portugal — 1.9%
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.100%	4/15/37	10,400,000	EUR	8,411,222
South Africa — 12.8%
Republic of South Africa, Bonds	6.500%	2/28/41	624,500,000	ZAR	56,524,465	(a)
Turkey — 3.6%
Republic of Turkey, Bonds	10.000%	4/10/13	1,000,000	TRY	568,898
Republic of Turkey, Bonds	9.000%	3/5/14	26,770,000	TRY	15,404,884
Total Turkey					15,973,782
Total Sovereign Bonds (Cost — $259,841,408)					267,322,378
Asset-Backed Securities — 0.4%
GSAMP Trust, 2007-HE2 A2A (Cost — $1,925,718)	0.331%	3/25/47	1,985,141		1,930,895	(b)
Collateralized Mortgage Obligations — 23.7%
Banc of America Alternative Loan Trust, 2005-10 1CB3	5.500%	11/25/35	6,044,316		5,671,684
Banc of America Funding Corp., 2005-5 2A1	5.500%	9/25/35	2,111,069		2,169,002
Banc of America Mortgage Securities, 2005-7 1A3	5.500%	8/25/35	1,400,000		1,390,036
Bear Stearns ARM Trust, 2004-3 4A	4.758%	7/25/34	16,227,291		16,427,366	(b)

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report	7

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Citigroup Mortgage Loan Trust Inc., 2007-AR4 1A1A	5.760%	3/25/37	2,417,748	$ 2,246,842	(b)
Countrywide Alternative Loan Trust, 2003-11T1 A1	4.750%	7/25/18	1,546,894	1,592,648
Countrywide Alternative Loan Trust, 2005-06CB 1A4	5.500%	4/25/35	18,718,055	18,101,848
Countrywide Alternative Loan Trust, 2005-23CB A15	5.500%	7/25/35	7,743,113	7,501,056
Countrywide Home Loans, 2005-23 A1	5.500%	11/25/35	7,025,799	6,695,130
First Horizon Alternative Mortgage Securities, 2005-FA5 1A4	5.500%	8/25/35	1,454,788	1,420,919
GSR Mortgage Loan Trust, 2004-15F 1A2	5.500%	12/25/34	3,150,287	3,243,991
GSR Mortgage Loan Trust, 2005-1F 2A3	6.000%	2/25/35	133,513	135,097
GSR Mortgage Loan Trust, 2006-3F 2A7	5.750%	3/25/36	2,972,702	2,913,961
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	4,871,525	4,825,776	(c)
Provident Funding Mortgage Loan Trust, 2005-1 2A2	2.842%	5/25/35	1,201,496	1,104,115	(b)
Residential Asset Securitization Trust, 2004-A9 A4, PAC	5.250%	12/25/34	2,972,568	2,968,029
Structured Asset Securities Corp., 2005-14 4A1	5.750%	7/25/35	6,325,238	6,266,866
Structured Asset Securities Corp., 2005-15 2A7	5.500%	8/25/35	4,920,000	4,799,920
Thornburg Mortgage Securities Trust, 2004-4 5A	4.815%	12/25/44	4,007,279	3,984,361	(b)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR04 2A1	5.535%	4/25/36	1,986,956	1,971,279	(b)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR14 1A6	5.645%	10/25/36	4,018,463	3,954,455	(b)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR19 A1	5.391%	12/25/36	1,141,444	1,134,735	(b)
Wells Fargo Mortgage Backed Securities Trust, 2007-02 3A2	5.250%	3/25/37	1,346,447	1,406,459
Wells Fargo Mortgage Backed Securities Trust, 2007-05 1A1	5.500%	5/25/37	1,621,412	1,684,243
Wells Fargo Mortgage Backed Securities Trust, 2007-11 A3	6.000%	8/25/37	1,071,877	1,083,271
Wells Fargo Mortgage Backed Securities Trust, 2007-15 A1	6.000%	11/25/37	362,435	359,503
Total Collateralized Mortgage Obligations (Cost — $100,202,024)				105,052,592
Corporate Bonds & Notes — 39.5%
Consumer Discretionary — 5.9%
Auto Components — 0.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Senior Notes	8.000%	1/15/18	1,500,000	1,620,000

See Notes to Financial Statements.

8	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Automobiles — 0.2%
Jaguar Land Rover PLC, Senior Bonds	8.125%	5/15/18	500,000	GBP	$ 878,485	(c)
Diversified Consumer Services — 0.2%
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	900,000		913,500
Hotels, Restaurants & Leisure — 0.6%
Arcos Dorados Holdings Inc., Senior Notes	10.250%	7/13/16	1,850,000	BRL	983,728	(c)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	350,000		382,812	(c)
Lottomatica Group SpA, Bonds	8.250%	3/31/66	400,000	EUR	519,756	(b)(c)(d)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	675,000		732,375	(c)
Total Hotels, Restaurants & Leisure					2,618,671
Media — 4.1%
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	1,250,000		1,409,375
Cyfrowy Polsat Finance AB, Senior Secured Bonds	7.125%	5/20/18	710,000	EUR	996,188	(c)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	600,000		671,250
Time Warner Cable Inc., Debentures	7.300%	7/1/38	10,675,000		14,970,460
Total Media					18,047,273
Multiline Retail — 0.1%
House of Fraser Funding PLC, Senior Secured Notes	8.875%	8/15/18	450,000	GBP	731,633	(c)
Specialty Retail — 0.3%
Edcon Proprietary Ltd., Secured Notes	3.912%	6/15/14	1,000,000	EUR	1,211,900	(b)(c)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	325,000		307,125	(c)
Total Specialty Retail					1,519,025
Total Consumer Discretionary					26,328,587
Consumer Staples — 0.8%
Food & Staples Retailing — 0.1%
Bakkavor Finance 2 PLC, Senior Secured Notes	8.250%	2/15/18	330,000	GBP	512,567	(c)
Food Products — 0.7%
Agrokor DD, Senior Bonds	9.875%	5/1/19	600,000	EUR	834,072	(c)
Agrokor DD, Senior Notes	8.875%	2/1/20	250,000		260,000	(c)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	710,000	GBP	1,260,338	(c)
JBS USA LLC/JBS USA Finance Inc., Senior Notes	8.250%	2/1/20	555,000		575,813	(c)
Total Food Products					2,930,223
Total Consumer Staples					3,442,790
Energy — 1.4%
Energy Equipment & Services — 0.3%
Floatel International Ltd., Senior Secured Bonds	8.000%	10/11/17	600,000		602,250	(c)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	600,000		600,000
Total Energy Equipment & Services					1,202,250

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report	9

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — 1.1%
Bill Barrett Corp., Senior Notes	7.000%	10/15/22	280,000		$ 288,400
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,000,000		1,065,000
Energy XXI Gulf Coast Inc., Senior Notes	7.750%	6/15/19	600,000		654,000
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	5/15/19	1,000,000		1,012,500
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	1,000,000		1,010,000
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	970,000		979,700	(c)
Total Oil, Gas & Consumable Fuels					5,009,600
Total Energy					6,211,850
Financials — 20.6%
Capital Markets — 13.5%
Bormioli Rocco Holdings S.A., Senior Secured Notes	10.000%	8/1/18	500,000	EUR	667,517	(c)
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	4,710,000		5,272,021
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	13,045,000		14,410,681	(a)
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	12,600,000		16,656,520	(a)
Morgan Stanley, Senior Notes	5.500%	7/28/21	20,555,000		22,885,423	(a)
Total Capital Markets					59,892,162
Diversified Financial Services — 3.1%
Bank of America Corp., Senior Notes	6.500%	8/1/16	2,000,000		2,328,094
Cabot Financial Luxembourg SA, Senior Secured Notes	10.375%	10/1/19	350,000	GBP	595,877	(c)
Citigroup Inc., Senior Notes	8.125%	7/15/39	5,330,000		8,157,160	(a)
EC Finance PLC, Senior Secured Bonds	9.750%	8/1/17	400,000	EUR	561,881	(c)
Numericable Finance & Co. S.C.A., Senior Secured Notes	8.750%	2/15/19	480,000	EUR	635,372	(c)
Speedy Cash Inc., Senior Secured Notes	10.750%	5/15/18	1,250,000		1,334,375	(c)
Total Diversified Financial Services					13,612,759
Insurance — 4.0%
Hartford Financial Services Group Inc., Senior Notes	6.625%	4/15/42	13,585,000		17,681,828	(a)
Total Financials					91,186,749
Health Care — 1.2%
Health Care Providers & Services — 0.9%
DaVita Inc.	6.375%	11/1/18	600,000		642,000
DJO Finance LLC/DJO Finance Corp., Senior Notes	7.750%	4/15/18	600,000		558,000
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	600,000		637,500	(c)
HCA Inc., Senior Notes	7.500%	2/15/22	700,000		785,750
LifePoint Hospitals Inc., Senior Notes	6.625%	10/1/20	600,000		651,000

See Notes to Financial Statements.

10	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
Vanguard Health Holdings Co., II LLC/Vanguard Holding Co., II Inc., Senior Notes	7.750%	2/1/19	885,000		$ 922,612
Total Health Care Providers & Services					4,196,862
Pharmaceuticals — 0.3%
Valeant Pharmaceuticals International, Senior Notes	6.750%	8/15/21	600,000		640,500	(c)
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, Senior Notes	7.750%	9/15/18	600,000		636,000
Total Pharmaceuticals					1,276,500
Total Health Care					5,473,362
Industrials — 1.6%
Airlines — 0.8%
Air Canada, Senior Secured Notes	9.250%	8/1/15	1,510,000		1,577,950	(c)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	1,145,000	GBP	2,012,155
Total Airlines					3,590,105
Building Products — 0.1%
USG Corp., Senior Notes	7.875%	3/30/20	400,000		438,000	(c)
Commercial Services & Supplies — 0.6%
ALBA Group PLC & Co. KG, Senior Notes	8.000%	5/15/18	450,000	EUR	621,180	(c)
Iron Mountain Inc., Senior Bonds	8.375%	8/15/21	1,500,000		1,665,000
Iron Mountain Inc., Senior Notes	7.750%	10/1/19	200,000		226,500
Total Commercial Services & Supplies					2,512,680
Transportation — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	420,000	CHF	481,987	(c)
Total Industrials					7,022,772
Information Technology — 0.4%
Communications Equipment — 0.1%
ViaSat Inc., Senior Notes	6.875%	6/15/20	350,000		367,500
Electronic Equipment, Instruments & Components — 0.1%
MMI International Ltd., Senior Secured Notes	8.000%	3/1/17	500,000		525,000	(c)
Internet Software & Services — 0.2%
eAccess Ltd., Senior Notes	8.375%	4/1/18	400,000	EUR	591,044	(c)
Equinix Inc., Senior Notes	7.000%	7/15/21	300,000		334,125
Total Internet Software & Services					925,169
Total Information Technology					1,817,669
Materials — 1.9%
Chemicals — 0.3%
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	600,000		639,000	(a)(c)
Tronox Finance LLC, Senior Notes	6.375%	8/15/20	545,000		545,681	(c)
Total Chemicals					1,184,681

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report	11

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Construction Materials — 0.2%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	790,000		$ 823,575	(c)
Containers & Packaging — 0.1%
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	615,000		638,063	(c)
Metals & Mining — 1.3%
ArcelorMittal, Senior Notes	6.750%	2/25/22	5,730,000		5,638,824
Total Materials					8,285,143
Telecommunication Services — 5.0%
Diversified Telecommunication Services — 1.9%
Digicel Ltd., Senior Notes	8.250%	9/1/17	1,500,000		1,627,500	(c)
Eileme 2 AB, Senior Notes	11.750%	1/31/20	960,000	EUR	1,401,086	(c)
Matterhorn Mobile SA, Senior Notes	6.750%	5/15/19	370,000	CHF	422,125	(c)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	1,250,000		1,284,375	(c)
SBA Telecommunications Inc., Senior Notes	5.750%	7/15/20	615,000		641,906	(c)
Telecom Italia S.p.A., Senior Notes	6.375%	6/24/19	850,000	GBP	1,468,193
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	430,000	EUR	613,079	(c)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	585,000		573,300	(c)
Wind Acquisition Finance SA, Senior Secured Notes	7.375%	2/15/18	410,000	EUR	519,464	(c)
Total Diversified Telecommunication Services					8,551,028
Wireless Telecommunication Services — 3.1%
Oi S.A., Senior Notes	5.750%	2/10/22	12,415,000		13,439,238	(a)(c)
Total Telecommunication Services					21,990,266
Utilities — 0.7%
Gas Utilities — 0.2%
AmeriGas Finance LLC/AmeriGas Finance Corp., Senior Notes	6.750%	5/20/20	1,000,000		1,080,000
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	7.375%	7/1/21	1,100,000		1,234,750
Mirant Americas Generation LLC, Senior Notes	8.500%	10/1/21	700,000		766,500
Total Independent Power Producers & Energy Traders					2,001,250
Total Utilities					3,081,250
Total Corporate Bonds & Notes (Cost — $160,191,219)					174,840,438
Municipal Bonds — 1.5%
Georgia — 1.5%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	4,285,000		5,163,511	(a)

See Notes to Financial Statements.

12	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Georgia — continued
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	1,035,000		$1,231,608	(a)
Total Municipal Bonds (Cost — $6,063,538)					6,395,119
Non-U.S. Treasury Inflation Protected Securities — 0.6%
Italy — 0.6%
Italy Buoni Poliennali Del Tesoro, Senior Notes (Cost — $1,989,306)	2.350%	9/15/35	2,346,780	EUR	2,433,422
Total Investments before Short-Term Investments (Cost — $530,213,213)					557,974,844
Short-Term Investments — 1.9%
Repurchase Agreements — 1.9%
State Street Bank & Trust Co. repurchase agreement dated 10/31/12; Proceeds at maturity — $8,318,002; (Fully collateralized by U.S. government agency obligations, 4.000% due 8/15/39; Market value — $8,484,798) (Cost — $8,318,000)	0.010%	11/1/12	8,318,000		8,318,000
Total Investments — 128.0% (Cost — $538,531,213#)					566,292,844
Liabilities in Excess of Other Assets — (28.0)%					(123,877,035)
Total Net Assets — 100.0%					$442,415,809

†            Face amount denominated in U.S. dollars, unless otherwise noted.

(a)     All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(b)    Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)     Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)    Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

#            Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	—	Adjustable Rate Mortgage
BRL	—	Brazilian Real
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound
HUF	—	Hungarian Forint
MXN	—	Mexican Peso
PAC	—	Planned Amortization Class
PLN	—	Polish Zloty
TRY	—	Turkish Lira
ZAR	—	South African Rand

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report	13

Legg Mason BW Global Income Opportunities Fund Inc.

Summary of Investments by Country* (unaudited)

United States	42.7%
Mexico	10.7
Brazil	10.4
South Africa	10.2
Poland	6.9
Hungary	6.6
Turkey	2.8
Luxembourg	1.7
Portugal	1.5
United Kingdom	1.2
Ireland	0.8
Italy	0.8
Sweden	0.4
Bermuda	0.4
Canada	0.3
Germany	0.2
Croatia	0.2
British Virgin Islands	0.2
United Arab Emirates	0.2
Puerto Rico	0.1
Japan	0.1
Malaysia	0.1
Short-Term Investments	1.5
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of October 31, 2012 and are subject to change.

See Notes to Financial Statements.

14	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report

Statement of assets and liabilities

October 31, 2012

Assets:
Investments, at value (Cost — $538,531,213)	$566,292,844
Foreign currency, at value (Cost — $2,872,587)	2,880,731
Cash	729,687
Interest receivable	10,265,125
Unrealized appreciation on forward foreign currency contracts	2,345,347
Receivable for securities sold	1,582,589
Prepaid expenses	20,424
Total Assets	584,116,747

Liabilities:
Loan payable (Note 5)	135,000,000
Payable for securities purchased	5,353,617
Unrealized depreciation on forward foreign currency contracts	716,000
Investment management fee payable	416,707
Interest payable (Note 5)	38,854
Accrued expenses	175,760
Total Liabilities	141,700,938
Total Net Assets	$442,415,809

Net Assets:
Par value ($0.001 par value; 21,076,754 shares issued and outstanding; 100,000,000 shares authorized)	$21,077
Paid-in capital in excess of par value	401,675,092
Undistributed net investment income	1,790,936
Accumulated net realized gain on investments and foreign currency transactions	9,469,997
Net unrealized appreciation on investments and foreign currencies	29,458,707
Total Net Assets	$442,415,809

Shares Outstanding	21,076,754

Net Asset Value	$20.99

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report	15

Statement of operations

For the Period Ended October 31, 2012†

Investment Income:
Interest	$20,794,969
Less: Foreign taxes withheld	(73)
Total Investment Income	20,794,896

Expenses:
Investment management fee (Note 2)	2,627,250
Interest expense (Note 5)	576,661
Custody fees	175,798
Audit and tax	61,800
Organization expenses	52,260
Transfer agent fees	49,387
Shareholder reports	40,001
Directors’ fees	37,582
Legal fees	22,500
Fund accounting fees	21,959
Stock exchange listing fees	4,076
Insurance	1,671
Miscellaneous expenses	13,705
Total Expenses	3,684,650
Less: Expense reimbursements (Note 2)	(52,260)
Net Expenses	3,632,390
Net Investment Income	17,162,506

Realized and Unrealized Gain on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	8,198,060
Foreign currency transactions	754,284
Net Realized Gain	8,952,344
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	27,761,631
Foreign currencies	1,697,076
Change in Net Unrealized Appreciation (Depreciation)	29,458,707
Net Gain on Investments and Foreign Currency Transactions	38,411,051
Increase in Net Assets From Operations	$55,573,557

†  For the period March 28, 2012 (commencement of operations) to October 31, 2012.

See Notes to Financial Statements.

16	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report

Statement of changes in net assets

For the Period Ended October 31,	2012†

Operations:
Net investment income	$ 17,162,506
Net realized gain	8,952,344
Change in net unrealized appreciation (depreciation)	29,458,707
Increase in Net Assets From Operations	55,573,557

Distributions to Shareholders From (Note 1):
Net investment income	(10,946,287)
Net realized gains	(3,907,630)
Decrease in Net Assets From Distributions to Shareholders	(14,853,917)

Fund Share Transactions:
Net proceeds from sale of shares (21,044,636 shares issued)‡	401,110,964
Reinvestment of distributions (32,118 shares issued)	585,205
Increase in Net Assets From Fund Share Transactions	401,696,169
Increase In Net Assets	442,415,809

Net Assets:
Beginning of period	—
End of period*	$442,415,809
* Includes undistributed net investment income of:	$1,790,936

†  For the period March 28, 2012 (commencement of operations) to October 31, 2012.

‡  Net of sales load and offering costs of $19,781,756.

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report	17

Statement of cash flows

For the Period Ended October 31, 2012†

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$55,573,557
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(762,254,053)
Proceeds from sales of portfolio securities	241,266,209
Net purchases, sales and maturities of short-term investments	(8,318,000)
Net amortization of premium (accretion of discount)	(1,027,309)
Increase in receivable for securities sold	(1,582,589)
Increase in interest receivable	(10,265,125)
Increase in prepaid expenses	(20,424)
Increase in payable for securities purchased	5,353,617
Increase in investment management fee payable	416,707
Increase in interest payable	38,854
Increase in accrued expenses	175,760
Net realized gain on investments	(8,198,060)
Change in unrealized appreciation of investments and forward foreign currency contracts	(29,390,978)
Net Cash Used by Operating Activities*	(518,231,834)

Cash Flows from Financing Activities:
Distributions paid on common stock	(14,268,712)
Proceeds from sale of shares	401,110,964
Increase in loan payable	135,000,000
Net Cash Provided by Financing Activities	521,842,252
Net Increase in Cash	3,610,418
Cash at beginning of period	—
Cash at end of period	$3,610,418

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$585,205

†  For the period March 28, 2012 (commencement of operations) to October 31, 2012.

*  Included in operating expenses is cash of $537,807 paid for interest on borrowings.

See Notes to Financial Statements.

18	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

2012[1,2]
Net asset value, beginning of period	$19.06 [3]
Income from operations:
Net investment income	0.82
Net realized and unrealized gain	1.82
Total income from operations	2.64

Less Distributions From:
Net investment income	(0.52)
Net realized gains	(0.19)
Total Distributions	(0.71)

Net asset value, end of period	$20.99

Market price, end of period	$19.43
Total return, based on NAV[4,5]	14.07%
Total return, based on market price[6]	0.80%

Net assets, end of period (000s)	$442,416

Ratios to average net assets:
Gross expenses[7]	1.50%
Net expenses[7,8,9]	1.48
Net investment income[7]	7.00
Portfolio turnover rate	49%

Supplemental data:
Loans Outstanding, End of Period (000s)	$135,000
Asset Coverage for Loan Outstanding	428%
Weighted Average Loan (000s)	$107,842
Average Interest Rate on Loan	0.88%

1       For the period March 28, 2012 (commencement of operations) to October 31, 2012.

2       Per share amounts have been calculated using the average shares method.

3       Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

4       Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5       The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6       The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7       Annualized.

8       The impact of compensating balance arrangements, if any, was less than 0.01%.

9       The investment manager has agreed to reimburse all organizational expenses (Note 2).

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”) was incorporated in Maryland on October 27, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

20	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report	21

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$267,322,378	—	$267,322,378
Asset-backed securities	—	1,930,895	—	1,930,895
Collateralized mortgage obligations	—	105,052,592	—	105,052,592
Corporate bonds & notes	—	174,840,438	—	174,840,438
Municipal bonds	—	6,395,119	—	6,395,119
Non-U.S. Treasury inflation protected securities	—	2,433,422	—	2,433,422
Total long-term investments	—	$557,974,844	—	$557,974,844
Short-term investments†	—	8,318,000	—	8,318,000
Total investments	—	$566,292,844	—	$566,292,844
Other financial instruments:
Forward foreign currency contracts	—	$ 2,345,347	—	$ 2,345,347
Total	—	$568,638,191	—	$568,638,191

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$716,000	—	$716,000

†  See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any

22	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report	23

unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

24	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of October 31, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report	25

$716,000. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, adopted by the Fund and effective begining September 2012, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable

26	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund anticipates being subject to an excise tax for calendar year 2012 of approximately $616,000.

Management has analyzed the Fund’s tax positions and has concluded that as of October 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current fiscal period, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(4,425,283)	$4,425,283

(a)  Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and losses from mortgage backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Brandywine Global Investment Management, LLC (“Brandywine”) is the Fund’s subadviser. LMPFA and Brandywine are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily managed assets. LMPFA delegates to Brandywine the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine 70% of the net management fee it receives from the Fund.

LMPFA has agreed to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering expenses, other than sales load, in excess of $0.04 per share.

During the period ended October 31, 2012, LMPFA reimbursed organizational expenses amounting to $52,260.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report	27

3. Investments

During the period ended October 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$749,450,651	$12,803,402
Sales	229,530,223	11,735,986

At October 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$32,894,678
Gross unrealized depreciation	(5,133,047)
Net unrealized appreciation	$27,761,631

At October 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Citibank, N.A.	7,011,000	$ 9,087,712	11/5/12	$ (2,750)
Turkish Lira	HSBC Bank USA, N.A.	84,930,000	47,321,670	11/9/12	165,845
Mexican Peso	Citibank, N.A.	322,595,000	24,604,286	11/13/12	321,637
South African Rand	Citibank, N.A.	93,500,000	10,762,716	11/13/12	(257,639)
Chilean Peso	HSBC Bank USA, N.A.	11,622,000,000	24,098,534	11/16/12	1,653,575
Polish Zloty	UBS AG	4,358,000	1,360,069	11/30/12	57,459
Russian Ruble	JPMorgan Chase & Co.	362,000,000	11,392,877	1/14/13	(110,398)
Euro	HSBC Bank USA, N.A.	337,000	437,205	1/28/13	2,087
Euro	HSBC Bank USA, N.A.	212,000	275,037	1/28/13	(508)
British Pound	HSBC Bank USA, N.A.	148,359	239,337	2/5/13	(77)
Indian Rupee	Barclays Bank PLC	621,000,000	11,268,338	3/20/13	27,502
Indian Rupee	Barclays Bank PLC	621,000,000	11,268,338	3/20/13	48,015
					1,904,748
Contracts to Sell:
Euro	UBS AG	7,011,000	9,087,712	11/5/12	66,971
Turkish Lira	HSBC Bank USA, N.A.	9,487,000	5,286,008	11/9/12	(33,545)
Turkish Lira	HSBC Bank USA, N.A.	8,521,000	4,747,768	11/9/12	(27,058)
Turkish Lira	HSBC Bank USA, N.A.	9,052,000	5,043,633	11/9/12	(52,180)
Mexican Peso	Citibank, N.A.	146,000,000	11,135,404	11/13/12	(138,944)
British Pound	HSBC Bank USA, N.A.	1,637,000	2,641,337	12/13/12	(27,703)
Euro	UBS AG	5,649,000	7,328,693	1/28/13	(32,755)
Euro	UBS AG	4,519,000	5,862,695	1/28/13	(26,203)
Swiss Franc	UBS AG	824,000	886,105	1/28/13	(5,630)
Euro	Citibank, N.A.	7,011,000	9,096,269	2/5/13	2,256
Euro	HSBC Bank USA, N.A.	185,000	240,024	2/5/13	(610)
					(275,401)
Net unrealized gain on open forward foreign currency contracts					$1,629,347

28	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2012.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$2,345,347

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$716,000

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended October 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$4,351,158

CHANGE IN UNREALIZED APPRECIATION ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$1,629,347

During the period ended October 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$101,333,974
Forward foreign currency contracts (to sell)	32,505,946

5. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $250,000,000. Unless renewed, this agreement will terminate on April 1, 2013.

Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report	29

The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. Interest expense related to this loan for the period ended October 31, 2012 was $576,661. For the period ended October 31, 2012, based on the number of days during the reporting period that the Fund had a loan outstanding, the average daily loan balance was $114,123,786 and the average interest rate was 0.88%. At October 31, 2012, the Fund had $135,000,000 of borrowings outstanding subject to the terms of this credit agreement.

6. Distributions subsequent to October 31, 2012

On August 8, 2012, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.1175 per share, payable on September 28, 2012, October 26, 2012 and November 30, 2012 to shareholders of record on September 21, 2012, October 19, 2012 and November 23, 2012, respectively. The November record date distribution was made subsequent to the period end of this report.

On November 8, 2012, the Board declared three distributions, each in the amount of $0.1175 per share, payable on December 21, 2012, January 25, 2013 and February 22, 2013 to shareholders of record on December 14, 2012, January 18, 2013 and February 15, 2013, respectively.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended October 31, 2012 was as follows:

Distributions Paid From:
Ordinary income	$13,800,079
Net long-term capital gains	1,053,838
Total Distributions Paid	$14,853,917

As of October 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 9,591,246
Undistributed long-term capital gains — net	2,593,898
Total undistributed earnings	$12,185,144
Other book/tax temporary differences(a)	(924,211)
Unrealized appreciation (depreciation)	29,458,707
Total accumulated earnings (losses) — net	$40,719,640

(a)  Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

30	Legg Mason BW Global Income Opportunities Fund Inc. 2012 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Legg Mason BW Global Income Opportunities Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Legg Mason BW Global Income Opportunities Fund Inc., including the schedule of investments, as of October 31, 2012, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the period from March 28, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason BW Global Income Opportunities Fund Inc. as of October 31, 2012, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the period described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 18, 2012

Legg Mason BW Global Income Opportunities Fund Inc.	31

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

32	Legg Mason BW Global Income Opportunities Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

Legg Mason BW Global Income Opportunities Fund Inc.	33

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Interested Director and Officer:

R. Jay Gerken[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)

Number of portfolios in fund complex overseen by Director (including the Fund)	157
Other board memberships held by Director	None

34	Legg Mason BW Global Income Opportunities Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason BW Global Income Opportunities Fund Inc.	35

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002)

Richard F. Sennett
Legg Mason
100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

36	Legg Mason BW Global Income Opportunities Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†                 Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1                   Beginning with the first annual meeting of stockholders of the Fund (the “first annual meeting”) and if at such time, the number of directors shall be three (3) or more, the Board of Directors of the Fund shall be divided into three classes: Class I, Class II and Class III. At the first annual meeting, directors of Class I shall be elected to the Board of Directors for a term expiring at the next succeeding annual meeting of stockholders, directors of Class II shall be elected to the Board of Directors for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to the Board of Directors for a term expiring at the third succeeding annual meeting of stockholders. At each subsequent annual meeting of stockholders, the directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the first annual meeting, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2                   Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason BW Global Income Opportunities Fund Inc.	37

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

38	Legg Mason BW Global Income Opportunities Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Legg Mason BW Global Income Opportunities Fund Inc.	39

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan

40	Legg Mason BW Global Income Opportunities Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

(i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Legg Mason BW Global Income Opportunities Fund Inc.	41

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended October 31, 2012:

Record date:	Monthly	9/21/2012	10/19/2012
Payable date:	May 2012 through October 2012	9/28/2012	10/26/2012
Interest from Federal Obligations	0.25%	—	—
Long-term capital gain dividend	—	$0.0250	$0.0250

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason

BW Global Income Opportunities Fund Inc.

Directors	Legg Mason BW Global Income Opportunities Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadviser	New York, NY 10017
Jeswald W. Salacuse	Brandywine Global Investment Management, LLC
New York Stock Exchange Symbol
Officers	Custodian	BWG
R. Jay Gerken	State Street Bank and
President and Chief Executive Officer	Trust Company
Richard F. Sennett	1 Lincoln Street
Principal Financial Officer	Boston, MA 02111
Ted P. Becker
Chief Compliance Officer	Transfer agent
Vanessa A. Williams	American Stock Transfer & Trust Company
Identity Theft	59 Maiden Lane
Prevention Officer	New York, NY 10038
Robert I. Frenkel
Secretary and Chief Legal Officer
Thomas Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•                  Personal information included on applications or other forms;

•                  Account balances, transactions, and mutual fund holdings and positions;

•                  Online account access user IDs, passwords, security challenge question responses; and

•                  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•                  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•                  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•                  The Funds’ representatives such as legal counsel, accountants and auditors; and

•                  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Legg Mason BW Global Income Opportunities Fund Inc.

Legg Mason BW Global Income Opportunities Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Legg Mason BW Global Income Opportunities Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

BWXX015179 12/12 SR12-1806

ITEM 2.                                                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last fiscal year ending October 31, 2012 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, was $0 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason BW Global Income Opportunities Fund Inc. “service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason BW Global Income Opportunities Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason BW Global Income Opportunities Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason BW Global Income Opportunities Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% for 2012; Tax Fees were 100% for 2012; and Other Fees were 100% for 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason BW Global Income Opportunities Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason BW Global Income Opportunities Fund Inc. during the reporting period were $0 in 2012.

(h) Yes.  Legg Mason BW Global Income Opportunities Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Legg Mason BW Global Income Opportunities Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Brandywine Global Investment Management, LLC (“Brandywine Global”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Brandywine Global will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that Brandywine Global may so consult and agree with each other) regarding the voting of any securities owned by its clients.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting

I.                Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global shall vote proxies for each client account for which the client:

(i)            has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

(ii)         without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

II.           General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder value. Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment.

III.      How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.

The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible. In addition, a team may adopt proxy voting policies that supplement these policies and procedures.

In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

IV.       Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest as well as obtain an annual certificate from the firm that its conflict procedures have been implemented.

V.            Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

(1)         Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

A.            Brandywine Global’s Compliance Department annually requires each Brandywine Global employee, including those involved in proxy voting decisions (“Voting Persons”), to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

B.            Brandywine Global treats significant client relationships as creating a conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

C.            As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Legg Mason business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Legg Mason investment adviser affiliate) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Brandywine Global and certain other Legg Mason business units.

(2)         Procedures for Assessing Materiality of Conflicts of Interest

A.            All potential conflicts of interest identified pursuant to the procedures outlined in Section V.(1)A. must be brought to the attention of the Investment Committee for resolution.

B.            The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

C.            If it is determined by the Investment Committee that a conflict of interest is not material,

Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

(3)         Procedures for Addressing Material Conflicts of Interest

A.            If it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

(i)                      confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

(ii)                   confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

(iii)                in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

(iv)               disclosing the conflict to clients and obtaining their consent before voting;

(v)                  suggesting to clients that they engage another party to vote the proxy on their behalf; or

(vi)               such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

B.            A written record of the method used to resolve a material conflict of interest shall be maintained.

VI.       Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

(1)         Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g., one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

(2)         Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.                Proxy Voting-Related Disclosures

(1)         Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s parent, Legg Mason, Inc., any other Legg Mason business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

(2)         Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

VIII.           Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client accounts, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX.           Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:

•   a copy of this Policy and Procedures, including any and all amendments that may be adopted;

•   a copy of each proxy statement that Brandywine Global receives regarding client securities;

•   a record of each vote cast by Brandywine Global on behalf of a client;

•   documentation relating to the identification and resolution of conflicts of interest;

•   any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

•   a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

•   records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global’s Fixed Income Portfolio Management Team generally follows when voting proxies for securities held in the Fund. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of the Fund.

I.                Compensation

A.            We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B.            We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C.            We vote for measures that give shareholders a vote on executive compensation.

D.            We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E.             We vote against any attempt to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

F.              We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G.            We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

II.           Governance

A.            We vote for cumulative shareholder voting.

B.            We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.      Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A.            Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.            Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.            Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.       Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V.            Business Management

We generally vote against shareholder resolutions focused on strategy or policy issues (for example, a proposal that a company adopt the internationally recognized standards on emissions from…). We generally prefer not to dictate to companies on matters of business strategy. As long as the company is operating responsibly, we believe management’s role is to make these decisions.

ITEM 8.                                                PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS*	TIME SERVED	PAST 5 YEARS

David F. Hoffman	2012

Co-lead portfolio manager for Brandywine’s global fixed-income and related strategies. He joined Brandywine in 1995. Previously, Mr. Hoffman was president of Hoffman Capital, a global financial futures investment firm (1991-1995); head of fixed income investments at Columbus Circle Investors (1983-1990); senior vice president and portfolio manager at INA Capital Management (1979-1982), and fixed income portfolio manager at Provident National Bank (1975-1979). Mr. Hoffman is a CFA charterholder and earned a B.A. in Art History from Williams College. He is a member of the firm’s Executive Board, currently serving as the Board’s chair.

Stephen S. Smith	2012

Co-lead portfolio manager for Brandywine’s global fixed-income and related strategies. He joined Brandywine in 1991 to diversify the firm’s investment strategies and start the global fixed income product. Previously, Mr. Smith was with Mitchell Hutchins Asset Management, Inc. as managing director of taxable fixed income (1988-1991); Provident Capital Management, Inc. as senior vice president overseeing taxable fixed income (1984-1988); Munsch & Smith Management as a founding partner (1980-1984), and First Pennsylvania Bank as vice president and portfolio manager in the fixed income division (1976-1980). Steve earned a B.S. in Economics and Business Administration from Xavier University, where he is currently chair of the university’s foundation and is a member of the board of trustees. He is a member of the firm’s Executive Board. Steve is also a member of the Board of Trustees at both St. Mary’s Villa for Children and Families, a provider of services for abused and neglected children, and the Winterthur Museum & Country Estate, a nonprofit, educational institution.

Jack P. McIntyre	2012

As portfolio manager and senior research analyst for the Firm’s Global Fixed Income and related strategies, Jack provides valuable analytical and strategic insight. He joined the Firm in 1998. Previously, he held positions as market strategist with McCarthy, Crisanti & Maffei, Inc. (1995-1998); senior fixed income analyst with Technical Data, a division of Thomson Financial Services (1992-1995); quantitative associate with Brown Brothers Harriman & Co. (1990), and investment analyst with the Public Employee Retirement Administration of Massachusetts (1987-1989). Jack is a CFA charterholder and earned an M.B.A. in Finance from the Leonard N. Stern Graduate School of Business at New York University and a B.B.A. in Finance from the University of Massachusetts, Amherst.

Gerhardt (Gary) P. Herbert	2012

Portfolio manager for Brandywine’s fixed income group, with a concentration in high-yield securities. He joined Brandywine in March 2010, bringing with him over 10 years of high yield experience. Previously,

Mr. Herbert was Managing Director, Portfolio Manager with Guggenheim Partners, LLC (2009-2010); Managing Director, Portfolio Manager with Dreman Value Management, LLC (2007-2009); Executive Director, Portfolio Manager (1999-2007) and Associate (1994-1998) with Morgan Stanley Investment Management; Analyst with Aronson + Fogler Investments (1994), and Senior Analyst with SEI Investments (1992-1994). Mr. Herbert earned his M.B.A. with Honors from Columbia University, and a Bachelor Degree from Villanova University. He also holds his Chartered Financial Analyst certification.

Brian L. Kloss	2012

Portfolio manager for Brandywine’s fixed income group, with a concentration in high yield securities. He joined Brandywine in December 2009, bringing with him over 10 years of high yield and distressed debt experience. Previously, Mr. Kloss was co-portfolio manager at Dreman Value Management, LLC (2007-2009); high yield analyst/trader at Gartmore Global Investments (2002-2007); high yield and equity portfolio manager and general analyst at Penn Capital Management, Ltd. (2000-2002); an analyst with The Concord Advisory Group, Ltd. (1998-2000); and an international tax consultant with Deloitte & Touche LLP (1995-1998). He earned his J.D. from Villanova School of Law and graduated summa cum laude with B.S. in Accounting from University of Scranton. He is also a member of the New Jersey and Pennsylvania Bar and is a Pennsylvania Certified Public Accountant.

Regina Borromeo	2012

Ms. Borromeo is a portfolio manager for Fixed Income, with a concentration in High Yield securities. She joined Brandywine Global Investment Management (Europe) Limited in December 2010, bringing with her ten years of investing experience. Previously, she was a Vice President—Portfolio Manager and Senior Credit Analyst, Global Fixed Income with Morgan Stanley Investment Management PLC in London (2007-2010) and held various Fixed Income Analyst positions with Morgan Stanley Investment Management in Philadelphia (2001-2007). She earned her Bachelor of Arts in Communications from the University of Pennsylvania and accomplished numerous athletic achievements in squash and tennis, including winning a bronze medal as a member of the Philippine National Squash team in the 1999 and 2005 South East Asian Games. Regina is based in London.

Brian R. Hess	2012

Brian Hess is an associate portfolio manager and senior research analyst on the firm’s Global Fixed Income team. In his role, Brian participates in all facets of the research process and has direct input into portfolio decisions. In addition to tracking and analyzing economic and market data, Brian also regularly contributes his insights and thinking to white papers and research reports on the global bond market. Prior to joining Brandywine Global in 2003, he served as a trading assistant at Bear Stearns & Co (2003) and worked on the analytics desk at Bloomberg LP in New York (2002). Brian earned a B.A. in both Economics and Politics from Ursinus College.

*            The address for each portfolio manager is Brandywine, 2929 Arch Street, Philadelphia, Pennsylvania 19104, unless otherwise indicated.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of October 31, 2012.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Other Accounts Managed	# of Other Accounts	Total Assets ($mm)	# with Performance Fee	Total Assets with Performance Fee ($mm)
Stephen S. Smith	Other Registered Investment Companies	6	$2,669.6	None	None
	Other Pooled Vehicles	31	$9,245.1	2	$243.4
	Other Accounts	105	$19,884.5	14	$5,147.7

David F. Hoffman	Other Registered Investment Companies	5	$2,573.2	None	None
	Other Pooled Vehicles	31	$9,245.1	2	$243.4
	Other Accounts	105	$19,884.5	14	$5,147.7

John P. McIntyre	Other Registered Investment Companies	5	$2,573.2	None	None
	Other Pooled Vehicles	31	$9,245.1	2	$243.4
	Other Accounts	105	$19,884.5	14	$5,147.7

Brian R. Hess	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	5	$124.5	None	None
	Other Accounts	1	$21.6	None	None

Gary Herbert	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	5	$124.5	None	None
	Other Accounts	1	$21.6	None	None

Brian Kloss	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	5	$124.5	None	None
	Other Accounts	1	$21.6	None	None

Regina Borromeo	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	5	$124.5	None	None
	Other Accounts	1	$21.6	None	None

(a)(3): Portfolio Manager Compensation

The Fund’s portfolio managers’ compensation includes a fixed base salary coupled with a bonus which is based on 1) the manager’s portfolio pre-tax performance versus the global fixed-income peer universe constructed by the Frank Russell Company, 2) the overall profitability of all portfolios managed by the portfolio managers, and 3) Brandywine’s overall profitability. The global fixed-income peer universe includes discretionary separate accounts, commingled funds, and mutual funds (gross of fees) managed for U.S. dollar oriented investors. Portfolios are measured against a global unhedged performance benchmark (measured in U.S. dollars) and have no significant currency or bond market restrictions. The comparison to the global fixed-income peer universe includes one quarter, one year, three year and five year time periods. The bonus calculation treats every account under the portfolio manager’s direction in the same manner, including the Fund.

Potential Conflicts of Interest

LMPFA, Brandywine and portfolio managers have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by LMPFA, Brandywine and the Fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, Brandywine may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, Brandywine’s trade allocation policies may result in the Fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide Brandywine with brokerage and research services. These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the LMPFA’s or Brandywine’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the Fund may be more acute.

Related Business Opportunities. LMPFA or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the other accounts listed above.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio manager as of October 31, 2012.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
David F. Hoffman	A
Stephen S. Smith	A
Jack P. McIntyre	A
Gerhardt P. Herbert	A
Brian L. Kloss	A
Regina Borromeo	A
Brian Hess	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                           EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason BW Global Income Opportunities Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason BW Global Income Opportunities Fund Inc.

Date:	December 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason BW Global Income Opportunities Fund Inc.

Date:	December 27, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason BW Global Income Opportunities Fund Inc.

Date:	December 27, 2012